Exhibit 4.4

                          SECOND SUPPLEMENTAL INDENTURE

         This SECOND SUPPLEMENTAL INDENTURE dated as of September 15, 2000 (this "Supplemental Indenture") is by and among:

               COBB PONTIAC CADILLAC, INC., an Alabama corporation
              FA THOUSAND OAKS BNG, INC., a California corporation
              FA THOUSAND OAKS COLR, INC., a California corporation
               FA THOUSAND OAKS H, INC., a California corporation
               FA THOUSAND OAKS L, INC., a California corporation
              FA THOUSAND OAKS MBJ, INC., a California corporation
              FA THOUSAND OAKS MSS, INC., a California corporation
                  FAA CAPITOL F, INC., a California corporation
                  FAA MARIN LR, INC., a California corporation
                HMC FINANCE ALABAMA, INC., an Alabama corporation
                 RIVERSIDE NISSAN, INC., an Oklahoma corporation
                ROYAL MOTOR COMPANY, INC., an Alabama corporation
          SONIC AUTOMOTIVE F&I, LLC, a Nevada limited liability company
   SONIC AUTOMOTIVE SERVICING COMPANY, LLC, a Nevada limited liability company
         SONIC AUTOMOTIVE WEST, LLC, a Nevada limited liability company
             SONIC - CARROLLTON V, L.P., a Texas limited partnership
             SONIC - FORT WORTH T, L.P., a Texas limited partnership
         SONIC - DALLAS AUTO FACTORY, L.P., a Texas limited partnership
  SONIC - FITZGERALD CHEVROLET, LLC, a North Carolina limited liability company
                  SONIC - GLOVER, INC., an Oklahoma corporation
        SONIC - LAS VEGAS C EAST, LLC, a Nevada limited liability company
           SONIC - LAS VEGAS C WEST, LLC, a limited liability company
              SONIC - MONTGOMERY FLM, INC., an Alabama corporation
                SONIC - RIVERSIDE, INC., an Oklahoma corporation
          SONIC - RIVERSIDE AUTO FACTORY, INC., an Oklahoma corporation
      SOUTH CAROLINA AUTOMOBILE ENTERPRISES, INCORPORATED, a South Carolina
                                  corporation
                SPEEDWAY CHEVROLET, INC., an Oklahoma corporation
           SRE ALABAMA - 1, LLC, an Alabama limited liability company
           SRE ALABAMA - 2, LLC, an Alabama limited liability company
           SRE ALABAMA - 3, LLC, an Alabama limited liability company SREALESTATE ARIZONA - 1, LLC, an Arizona limited liability company SREALESTATE ARIZONA - 2, LLC, an Arizona limited liability company SREALESTATE ARIZONA - 3, LLC, an Arizona limited liability company SREALESTATE ARIZONA - 4, LLC, an Arizona limited liability company
            SRE FLORIDA - 1, LLC, a Florida limited liability company
            SRE FLORIDA - 2, LLC, a Florida limited liability company
            SRE FLORIDA - 3, LLC, a Florida limited liability company
              SRE GEORGIA - 1, L.P., a Georgia limited partnership
              SRE GEORGIA - 2, L.P., a Georgia limited partnership

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              SRE GEORGIA - 3, L.P., a Georgia limited partnership
               SREHOLDING, LLC, a North Carolina limited liability company
            SRE NEVADA - 1, LLC, a Nevada limited liability company
            SRE NEVADA - 2, LLC, a Nevada limited liability company
            SRE NEVADA - 3, LLC, a Nevada limited liability company
     SRE SOUTH CAROLINA - 1, LLC, a South Carolina limited liability company SRE SOUTH CAROLINA - 2, LLC, a South Carolina limited liability company
          SRE TENNESSEE - 1, LLC, a Tennessee limited liability company
         SRE TENNESSEE - 2, LLC, a Tennessee limited liability company
         SRE TENNESSEE - 3, LLC, a Tennessee limited liability company
                SRE TEXAS - 1, L.P., a Texas limited partnership
                SRE TEXAS - 2, L.P., a Texas limited partnership
                SRE TEXAS - 3, L.P., a Texas limited partnership
           SRE VIRGINIA - 1, LLC, a Virginia limited liability company

(hereinafter referred to collectively as the "Guaranteeing Subsidiaries"), SONIC AUTOMOTIVE, INC., a Delaware corporation, (the "Company"), the other Guarantors (as listed on the signature page of the Indenture referred to below) (the "Guarantors") and U.S. BANK TRUST NATIONAL ASSOCIATION, as trustee under the Indenture referred to below (the "Trustee").

                                   WITNESSETH

         WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an Indenture dated as of July 1, 1998, as supplemented by the First Supplemental Indenture dated as of December 31, 1999 among the parties listed on the signature pages hereto, (as supplemented, the "Indenture") providing for the issuance in an aggregate principal amount of up to $125,000,000 of the Company's 11% Senior Subordinated Notes due 2008 (the "Notes"); and

         WHEREAS, the Indenture provides that under certain circumstances each of the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which each of the Guaranteeing Subsidiaries shall guarantee all of the Indenture Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Note Guarantee"); and

         WHEREAS, each Guaranteeing Subsidiary is a wholly-owned direct or indirect subsidiary of the Company; and

         WHEREAS, pursuant to Section 901(e) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture to add the Guaranteeing Subsidiaries pursuant to the requirements of Section 1013 of the Indenture; and

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:


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

         Section 1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         Section 2. Agreement to Guarantee. Each of the Guaranteeing Subsidiaries hereby agrees as follows (notwithstanding anything to the contrary in this Supplemental Indenture, such agreements of the Guaranteeing Subsidiaries shall be construed as identical to those agreements made by the Guarantors under the Indenture, and the obligations and rights of the Guaranteeing Subsidiaries hereunder shall be no more and no less than those of the Guarantors under the Indenture):

         (a) Guaranteeing Subsidiaries' Guarantee. Along with the Guarantors named in the Indenture and in accordance with Article Thirteen of the Indenture and this Section 2, to guarantee absolutely, fully, unconditionally and irrevocably, jointly and severally with each other and with each other Person that may become a Guarantor under the Indenture, to the Trustee and the Holders, as if the Guaranteeing Subsidiaries were the principal debtor, the punctual payment and performance when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and other expenses (including reasonable legal fees and disbursements of one counsel) arising out of or incurred by the Trustee or the Holders in connection with the enforcement of this Guarantee).

         (b)  Continuing Guarantee; No Right of Set-Off; Independent
Obligations.

                  (i) This Guarantee by the Guaranteeing Subsidiaries shall be a continuing guarantee of the payment and performance of all Indenture Obligations and shall remain in full force and effect until the payment in full of all of the Indenture Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Trustee or the Holders. This Guarantee by the Guaranteeing Subsidiaries shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or from time to time of any sum of money for the time being due or remaining unpaid to the Trustee or the Holders. Each Guaranteeing Subsidiary, jointly and severally, covenants and agrees to comply with all obligations, covenants, agreements and provisions applicable to it in the Indenture as if named as a Guarantor therein including those set forth in Article Eight of the Indenture. Without limiting the generality of the foregoing, each Guaranteeing Subsidiaries' liability shall extend to all amounts which constitute part of the Indenture Obligations and would be owed by the Company under the Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

                  (ii) Each Guaranteeing Subsidiary, jointly and severally, hereby guarantees that the Indenture Obligations will be paid to the Trustee without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise) in lawful currency of the United States of America.

                  (iii) Each Guaranteeing Subsidiary, jointly and severally, guarantees that the Indenture Obligations shall be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the holders of the Securities.


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

                  (iv) Each Guaranteeing Subsidiary's liability to pay or perform or cause the performance of the Indenture Obligations under this Guarantee shall arise forthwith after demand for payment or performance by the Trustee has been given to the Guarantors in the manner prescribed in Section 106 of the Indenture.

                  (v) Except as provided in the Indenture, the provisions of Article Thirteen of the Indenture and this Section 2 cover all agreements between the parties hereto relative to this Guarantee and none of the parties shall be bound by any representation, warranty or promise made by any Person relative thereto or hereto, which is not embodied therein or herein; and it is specifically acknowledged and agreed that this Guarantee has been delivered by each Guaranteeing Subsidiary free of any conditions whatsoever and that no representations, warranties or promises have been made to any Guaranteeing Subsidiary affecting its liabilities hereunder, and that the Trustee shall not be bound by any representations, warranties or promises now or at any time hereafter made by the Company to any Guaranteeing Subsidiary.

                  (vi) This Guarantee is a guarantee of payment, performance and compliance and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by the Company or upon any event or condition whatsoever.

                  (vii) The obligations of the Guaranteeing Subsidiaries set forth herein constitute the full recourse obligations of the Guaranteeing Subsidiaries enforceable against them to the full extent of all their assets and properties.

         (c) Guarantee Absolute. The obligations of the Guaranteeing Subsidiaries hereunder are independent of the obligations of the Company under the Securities and the Indenture and a separate action or actions may be brought and prosecuted against any Guaranteeing Subsidiary whether or not an action or proceeding is brought against the Company and whether or not the Company is joined in any such action or proceeding. The liability of the Guaranteeing Subsidiaries hereunder is irrevocable, absolute and unconditional and (to the extent permitted by law) the liability and obligations of the Guaranteeing Subsidiaries hereunder shall not be released, discharged, mitigated, waived, impaired or affected in whole or in part by:

                  (i) any defect or lack of validity or enforceability in respect of any Indebtedness or other obligation of the Company or any other Person under the Indenture or the Securities, or any agreement or instrument relating to any of the foregoing;

                  (ii) any grants of time, renewals, extensions, indulgences, releases, discharges or modifications which the Trustee or the Holders may extend to, or make with, the Company, any Guarantor, any Guaranteeing Subsidiary or any other Person, or any change in the time, manner or place of payment of, or in any other term of, all or any of the Indenture Obligations, or any other amendment or waiver of, or any consent to or departure from, the Indenture or the Securities, including any increase or decrease in the Indenture Obligations;


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

                  (iii) the taking of security from the Company, any Guarantor, any Guaranteeing Subsidiary or any other Person, and the release, discharge or alteration of, or other dealing with, such security;

                  (iv) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Indenture Obligations and the obligations of any Guaranteeing Subsidiary hereunder;

                  (v) the abstention from taking security from the Company, any Guarantor, any Guaranteeing Subsidiary or any other Person or from perfecting, continuing to keep perfected or taking advantage of any security;

                  (vi) any loss, diminution of value or lack of enforceability of any security received from the Company, any Guarantor, any Guaranteeing Subsidiary or any other Person, and including any other guarantees received by the Trustee;

                  (vii) any other dealings with the Company, any Guarantor, any Guaranteeing Subsidiary or any other Person, or with any security;

                  (viii) the Trustee's or the Holders' acceptance of compositions from the Company, any Guarantor or any Guaranteeing Subsidiary;

                  (ix) the application by the Holders or the Trustee of all monies at any time and from time to time received from the Company, any Guarantor, any Guaranteeing Subsidiary or any other Person on account of any indebtedness and liabilities owing by the Company, any Guarantor or any Guaranteeing Subsidiary to the Trustee or the Holders, in such manner as the Trustee or the Holders deems best and the changing of such application in whole or in part and at any time or from time to time, or any manner of application of collateral, or proceeds thereof, to all or any of the Indenture Obligations, or the manner of sale of any collateral;

                  (x) the release or discharge of the Company, any Guarantor or any Guaranteeing Subsidiary of the Securities or of any Person liable directly as surety or otherwise by operation of law or otherwise for the Securities, other than an express release in writing given by the Trustee, on behalf of the Holders, of the liability and obligations of any Guaranteeing Subsidiary hereunder;

                  (xi) any change in the name, business, capital structure or governing instrument of the Company, any Guarantor or any Guaranteeing Subsidiary or any refinancing or restructuring of any of the Indenture Obligations;


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

                  (xii) the sale of the Company's, any Guarantor's or any Guaranteeing Subsidiary's business or any part thereof,

                  (xiii) subject to Section 1314 of the Indenture, any merger or consolidation, arrangement or reorganization of the Company, any Guarantor or any Guaranteeing Subsidiary, any Person resulting from the merger or consolidation of the Company, any Guarantor or any Guaranteeing Subsidiary with any other Person or any other successor to such Person or merged or consolidated Person or any other change in the corporate existence, structure or ownership of the Company, any Guarantor or any Guaranteeing Subsidiary or any change in the corporate relationship among the Company, any Guarantor and any Guaranteeing Subsidiary, or any termination of such relationship;

                  (xiv) the insolvency, bankruptcy, liquidation, winding-up, dissolution, receivership, arrangement, readjustment, assignment for the benefit of creditors or distribution of the assets of the Company or its assets or any resulting discharge of any obligations of the Company (whether voluntary or involuntary) or of any Guarantor (whether voluntary or involuntary) or any Guaranteeing Subsidiary (whether voluntary or involuntary) or the loss of corporate existence;

                  (xv) subject to Section 1314 of the Indenture, any arrangement or plan of reorganization affecting the Company, any Guarantor or any Guaranteeing Subsidiary;

                  (xvi) any failure, omission or delay on the part of the Company to conform or comply with any term of the Indenture;

                  (xvii) any limitation on the liability or obligations of the Company or any other Person under the Indenture, or any discharge, termination, cancellation, distribution, irregularity, invalidity or unenforceability in whole or in part of the Indenture;

                  (xviii) any other circumstance (including any statute of limitations) that might otherwise constitute a defense available to, or discharge of, the Company, any Guarantor or any Guaranteeing Subsidiary; or

                  (xix) any modification, compromise, settlement or release by the Trustee, or by operation of law or otherwise, of the Indenture Obligations or the liability of the Company or any other obligor under the Securities, in whole or in part, and any refusal of payment by the Trustee, in whole or in part, from any other obligor or other guarantor in connection with any of the Indenture Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, each of the Guarantors and the Guaranteeing Subsidiaries.

         (d) Right to Demand Full Performance. In the event of any demand for payment or performance by the Trustee from any Guaranteeing Subsidiary hereunder, the Trustee or the Holders shall have the right to demand its full claim and to receive all dividends or other payments in respect thereof until the Indenture Obligations have been paid in full, and the Guaranteeing Subsidiaries shall continue to be jointly and severally liable hereunder for any balance which may be owing to the Trustee or the Holders by the Company under the Indenture and the Securities. The retention by the Trustee or the Holders of any security, prior to the realization by the Trustee or the Holders of its rights to such security upon foreclosure thereon, shall not, as between the Trustee and any Guaranteeing Subsidiary, be considered as a purchase of such security, or as payment, satisfaction or reduction of the Indenture Obligations due to the Trustee or the Holders by the Company or any part thereof. Each Guaranteeing Subsidiary, promptly after demand, will reimburse the Trustee and the Holders for all costs and expenses of collecting such amount under, or enforcing this Guarantee, including, without limitation, the reasonable fees and expenses of counsel.

         (e)      Waivers.

                  (i) Each Guaranteeing Subsidiary hereby expressly waives (to the extent permitted by law) notice of the acceptance of this Guarantee and notice of the existence, renewal, extension or the nonperformance, non-payment, or non-observance on the part of the Company of any of the terms, covenants, conditions and provisions of the Indenture or the Securities or any other notice whatsoever to or upon the Company, any Guarantor or such Guaranteeing Subsidiary with respect to the Indenture Obligations, whether by statute, rule of law or otherwise. Each Guaranteeing Subsidiary hereby acknowledges communication to it of the terms of this Supplemental Indenture, the Indenture and the Securities and all of the provisions herein and therein contained and consents to and approves the same. Each Guaranteeing Subsidiary hereby expressly waives (to the extent permitted by law) diligence, presentment, protest and demand for payment with respect to (a) any notice of sale, transfer or other disposition of any right, title to or interest in the Securities by the Holders or in the Indenture, (b) any release of any Guaranteeing Subsidiary from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder and (c) any other circumstances whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or that might otherwise limit recourse against such Guaranteeing Subsidiary.

                  (ii) Without prejudice to any of the rights or recourses which the Trustee or the Holders may have against the Company, each Guaranteeing Subsidiary hereby expressly waives (to the extent permitted by law) any right to require the Trustee or the Holders to:

                           (a) enforce, assert, exercise, initiate or exhaust any rights, remedies or recourse against the Company, any Guarantor, any Guaranteeing Subsidiary or any other Person under the Indenture or otherwise;

                           (b) value, realize upon, or dispose of any security of the Company or any other Person held by the Trustee or the Holders;

                           (c) initiate or exhaust any other remedy which the Trustee or the Holders may have in law or equity; or


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

                           (d) mitigate the damages resulting from any default under the Indenture;

before requiring or becoming entitled to demand payment from such Guaranteeing Subsidiary under this Guarantee.

         (f) The Guaranteeing Subsidiaries Remain Obligated in Event the Company Is No Longer Obligated to Discharge Indenture Obligations. It is the express intention of the Trustee and the Guaranteeing Subsidiaries that if for any reason the Company has no legal existence, is or becomes under no legal obligation to discharge the Indenture Obligations owing to the Trustee or the Holders by the Company or if any of the Indenture Obligations owing by the Company to the Trustee or the Holders becomes irrecoverable from the Company by operation of law or for any reason whatsoever, this Guarantee and the covenants, agreements and obligations of the Guaranteeing Subsidiaries contained in this Section Two shall nevertheless be binding upon the Guaranteeing Subsidiaries, as principal debtor, until such time as all such Indenture Obligations have been paid in full to the Trustee and all Indenture Obligations owing to the Trustee or the Holders by the Company have been discharged, or such earlier time as
Section 402 of the Indenture shall apply to the Securities and the Guarantors and the Guaranteeing Subsidiaries shall be responsible for the payment thereof to the Trustee or the Holders upon demand.

         (g)  Fraudulent Conveyance, Contribution, Subrogation.

                  (i) Each Guaranteeing Subsidiary, and by its acceptance of the Indenture each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Guaranteeing Subsidiary pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and such Guaranteeing Subsidiary hereby irrevocably agree that the obligations of such Guaranteeing Subsidiary under its Guarantee shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guaranteeing Subsidiary, and after giving effect to any collections from or payments made by or on behalf of any other Guarantor or Guaranteeing Subsidiary in respect of the obligations of such other Guarantor or Guaranteeing Subsidiary under its Guarantee or pursuant to its contribution obligations hereunder and under the Indenture, will result in the obligations of such Guaranteeing Subsidiary under its Guarantee not constituting such fraudulent transfer or conveyance.

                  (ii) Each Guaranteeing Subsidiary that makes a payment or distribution under its Guarantee shall be entitled to a contribution from each other Guaranteeing Subsidiary, if any, in a pro rata amount based on the net assets of each Guarantor and Guaranteeing Subsidiary, determined in accordance with GAAP.

                  (iii) Each Guaranteeing Subsidiary hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under federal bankruptcy law) or otherwise by reason of any payment by it pursuant to the provisions of this Section Two until payment in full of all Indenture Obligations.

         (h) Guarantee Is in Addition to Other Security. This Guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Trustee may now or


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

hereafter hold in respect of the Indenture Obligations owing to the Trustee or the Holders by the Company and (except as may be required by law) the Trustee shall be under no obligation to marshal in favor of each of the Guaranteeing Subsidiaries any other guarantees or other security or any moneys or other assets which the Trustee may be entitled to receive or upon which the Trustee or the Holders may have a claim.

         (i) Release of Security Interests. Without limiting the generality of the foregoing and except as otherwise provided herein and in the Indenture, each Guaranteeing Subsidiary hereby consents and agrees, to the fullest extent permitted by applicable law, that the rights of the Trustee hereunder, and the liability of the Guaranteeing Subsidiaries hereunder, shall not be affected by any and all releases for any purpose of any collateral, if any, from the Liens and security interests created by any collateral document and that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indenture Obligations is rescinded or must otherwise be returned by the Trustee upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

         (j) No Bar to Further Actions. Except as provided by law, no action or proceeding brought or instituted under this Section 2, Article Thirteen of the Indenture and this Guarantee and no recovery or judgment in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under Section Two, Article Thirteen of the Indenture and this Guarantee by reason of any further default or defaults under Section Two, Article Thirteen of the Indenture and this Guarantee or in the payment of any of the Indenture Obligations owing by the Company.

         (k) Failure to Exercise Rights Shall Not Operate as a Waiver, No Suspension of Remedies.

                  (i) No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Section 2, Article Thirteen of the Indenture and this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity.

                  (ii) Nothing contained in this Section 2 shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Article Five of the Indenture or to pursue any rights or remedies hereunder or under applicable law.

         (l)  Trustee's Duties; Notice to Trustee.

                  (i) Any provision in this Section 2 or elsewhere in the Indenture allowing the Trustee to request any information or to take any action authorized by, or on behalf of any Guaranteeing Subsidiary, shall be permissive and shall not be obligatory on the Trustee except as the Holders may direct in accordance with the provisions of the Indenture or where the failure of the Trustee to request any such information or to take any such action arises from the Trustee's negligence, bad faith or willful misconduct.


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

                  (ii) The Trustee shall not be required to inquire into the existence, powers or capacities of the Company, any Guarantor, any Guaranteeing Subsidiary or the officers, directors or agents acting or purporting to act on their respective behalf.

         (m) Successors and Assigns. All terms, agreements and conditions of this Section 2 shall extend to and be binding upon each Guaranteeing Subsidiary and its successors and permitted assigns and shall enure to the benefit of and may be enforced by the Trustee and its successors and assigns, provided, however, that the Guaranteeing Subsidiaries may not assign any of their rights or obligations hereunder other than in accordance with Article Eight of the Indenture.

         (n)  Release of Guarantee.

                  (i) Concurrently with the payment in full of all of the Indenture Obligations, the Guarantors shall be released from and relieved of their obligations under this Section 2. Upon the delivery by the Company to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Company in accordance with the provisions of the Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guaranteeing Subsidiaries from their obligations under this Guarantee. If any of the Indenture Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guaranteeing Subsidiaries under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Indenture Obligations are paid in full, and each Guaranteeing Subsidiary shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

                  (ii) This Guarantee shall terminate with respect to each Guaranteeing Subsidiary and shall be automatically and unconditionally released and discharged as provided in Section 1013(c) of the Indenture.

         (o) Execution and Delivery of Guarantee. Each of the Guaranteeing Subsidiaries agrees that their Guarantee hereunder shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of their Guarantee. Pursuant to Section 1315(b) of the Indenture, each Guaranteeing Subsidiary agrees to be subject to the provisions (including the representations and warranties) of the Indenture as of the date of this Supplemental Indenture as if named as a Guarantor therein.

         Section 3. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS FIRST SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 4. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         Section 5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 6. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the 15th day of September, 2000.


                                    THE COMPANY:

                                    SONIC AUTOMOTIVE, INC.

                                    By: /s/ B. Scott Smith
                                        ----------------------------------------
                                    Name:   B. Scott Smith
                                    Title:  President

                                    Attest: /s/ Stephen K. Coss
                                            ------------------------------------
                                    Name: Stephen K. Coss
                                    Title: Secretary

                                    GUARANTEEING SUBSIDIARIES:

                                    COBB PONTIAC CADILLAC, INC.
                                    FA THOUSAND OAKS BNG, INC.
                                    FA THOUSAND OAKS COLR, INC.
                                    FA THOUSAND OAKS H, INC.
                                    FA THOUSAND OAKS L, INC.
                                    FA THOUSAND OAKS MBJ, INC.


                                    [Signatures continued on next page]

                                    FA THOUSAND OAKS MSS, INC.
                                    FAA CAPITOL F, INC.
                                    FAA MARIN LR, INC.
                                    HMC FINANCE ALABAMA, INC.
                                    RIVERSIDE NISSAN, INC.
                                    ROYAL MOTOR COMPANY, INC.
                                    SONIC - GLOVER, INC.
                                    SONIC - MONTGOMERY FLM, INC.
                                    SONIC - RIVERSIDE, INC.
                                    SONIC - RIVERSIDE AUTO FACTORY, INC.
                                    SOUTH CAROLINA AUTOMOBILE ENTERPRISES,
                                      INCORPORATED
                                    SPEEDWAY CHEVROLET, INC.

                                    By: /s/ B. Scott Smith
                                        ----------------------------------------
                                    Name: B. Scott Smith
                                    Title: Vice President

                                    Attest: /s/ Stephen K. Coss
                                            ------------------------------------
                                    Name: Stephen K. Coss
                                    Title: Secretary

                                    SONIC AUTOMOTIVE F&I, LLC
                                    SONIC AUTOMOTIVE SERVICING COMPANY, LLC
                                    SONIC AUTOMOTIVE WEST, LLC
                                    SONIC - FITZGERALD CHEVROLET, LLC
                                    SONIC - LAS VEGAS C EAST, LLC
                                    SONIC - LAS VEGAS C WEST, LLC
                                    SRE ALABAMA - 1, LLC
                                    SRE ALABAMA - 2, LLC
                                    SRE ALABAMA -3, LLC
                                    SREALESTATE ARIZONA -1, LLC
                                    SREALESTATE ARIZONA - 2, LLC
                                    SREALESTATE ARIZONA - 3, LLC
                                    SREALESTATE ARIZONA - 4, LLC
                                    SRE FLORIDA - 1, LLC
                                    SRE FLORIDA - 2, LLC
                                    SRE FLORIDA - 3, LLC
                                    SRE HOLDING, LLC
                                    SRE NEVADA - 1, LLC

                                    [Signatures continued on next page]

                                    SRE NEVADA - 2, LLC
                                    SRE NEVADA - 3, LLC
                                    SRE SOUTH CAROLINA - 1, LLC
                                    SRE SOUTH CAROLINA - 2, LLC
                                    SRE VIRGINIA - 1, LLC

                                    By: /s/ Theodore M. Wright
                                        ----------------------------------------
                                    Name: Theodore M. Wright
                                    Title: Vice President and Manager

                                    Attest: /s/ Stephen K. Coss
                                            ------------------------------------
                                    Name: Stephen K. Coss
                                    Title: Secretary

                                    SRE TENNESSEE - 1, LLC
                                    SRE TENNESSEE - 2, LLC
                                    SRE TENNESSEE - 3, LLC

                                    By: /s/ B. Scott Smith
                                        ----------------------------------------
                                    Name: B. Scott Smith
                                    Title: Vice President and Governor

                                    Attest: /s/ Stephen K. Coss
                                            ------------------------------------
                                    Name: Stephen K. Coss
                                    Title: Secretary

                                    SRE GEORGIA - 1, L.P.
                                    SRE GEORGIA - 2, L.P.
                                    SRE GEORGIA - 3, L.P.

                                    Sonic Automotive of Georgia, Inc., their general partner

                                    By: /s/ B. Scott Smith
                                        ----------------------------------------
                                    Name: B. Scott Smith
                                    Title: Vice President

                                    Attest: /s/ Stephen K. Coss
                                            ------------------------------------
                                    Name: Stephen K. Coss
                                    Title: Secretary


                                    [Signatures continued on next page]

                                    SONIC - CARROLLTON V, L.P.
                                    SONIC - FORT WORTH T, L.P.
                                    SONIC - DALLAS AUTO FACTORY, L.P.
                                    SRE TEXAS - 1, L.P.
                                    SRE TEXAS - 2, L.P.
                                    SRE TEXAS - 3, L.P.

                                    Sonic of Texas, Inc., their general partner

                                    By: /s/ B. Scott Smith
                                        ----------------------------------------
                                    Name: B. Scott Smith
                                    Title: Vice President

                                    Attest: /s/ Stephen K. Coss
                                            ------------------------------------
                                    Name: Stephen K. Coss
                                    Title: Secretary

                                    GUARANTORS:

                                    AUTOBAHN, INC.
                                    CAPITOL CHEVROLET AND IMPORTS, INC.
                                    DON LUCAS INTERNATIONAL, INC.
                                    FA SERVICE CORPORATION
                                    FAA AUTO FACTORY, INC.
                                    FAA BEVERLY HILLS, INC.
                                    FAA CAPITOL N, INC.
                                    FAA CONCORD H, INC.
                                    FAA CONCORD N, INC.
                                    FAA CONCORD T, INC.
                                    FAA DUBLIN N, INC.
                                    FAA DUBLIN VWD, INC.
                                    FAA HOLDING CORP.
                                    FAA MARIN D, INC.
                                    FAA MARIN F, INC.
                                    FAA MONTEREY F, INC.
                                    FAA POWAY D, INC.
                                    FAA POWAY G, INC.
                                    FAA POWAY H, INC.
                                    FAA POWAY T, INC.
                                    FAA SAN BRUNO, INC.


                                    [Signatures continued on next page]

                       FAA SANTA MONICA V, INC.
                       FAA SERRAMONTE H, INC.
                       FAA SERRAMONTE L, INC.
                       FAA SERRAMONTE, INC.
                       FAA STEVENS CREEK, INC.
                       FAA TORRANCE CPJ, INC.
                       FAA WOODLAND HILLS VW, INC.
                       FORT MILL CHRYSLER-PLYMOUTH-DODGE INC.
                       FORT MILL FORD, INC.
                       FRANCISCAN MOTORS, INC.
                       FRONTIER OLDSMOBILE-CADILLAC, INC.
                       KRAMER MOTORS INCORPORATED
                       L DEALERSHIP GROUP, INC. (f/k/a Lucas
                         Dealership Group, Inc.)
                       MARCUS DAVID CORPORATION
                       SANTA CLARA IMPORTED CARS, INC.
                       SMART NISSAN, INC.
                       SONIC AUTOMOTIVE OF GEORGIA, INC.
                       SONIC AUTOMOTIVE - 1400 AUTOMALL DRIVE, COLUMBUS, INC. SONIC AUTOMOTIVE - 1455 AUTOMALL DRIVE, COLUMBUS, INC. SONIC AUTOMOTIVE - 1495 AUTOMALL DRIVE, COLUMBUS, INC. SONIC AUTOMOTIVE - 1500 AUTOMALL DRIVE, COLUMBUS, INC. SONIC AUTOMOTIVE 2424 LAURENS RD., GREENVILLE,
                               INC.
                       SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE,
                               INC.
                       SONIC AUTOMOTIVE - 3700 WEST BROAD STREET, COLUMBUS, INC. SONIC AUTOMOTIVE - 4000 WEST BROAD STREET, COLUMBUS, INC. SONIC - CLASSIC DODGE, INC.
                       SONIC - MANHATTAN FAIRFAX, INC.
                       SONIC - MANHATTAN WALDORF, INC.
                       SONIC - NEWSOME CHEVROLET WORLD, INC.
                       SONIC - NEWSOME OF FLORENCE, INC.
                       SONIC - NORTH CHARLESTON, INC.
                       SONIC - NORTH CHARLESTON DODGE, INC.
                       SONIC - ROCKVILLE IMPORTS, INC.
                       SONIC - ROCKVILLE MOTORS, INC.


                       [Signatures continued on next page]

                      SONIC OF TEXAS, INC.
                      SONIC - WILLIAMS BUICK, INC.
                      SONIC - WILLIAMS CADILLAC, INC.
                      SONIC - WILLIAMS IMPORTS, INC.
                      STEVENS CREEK CADILLAC, INC.
                      TOWN AND COUNTRY CHRYSLER-PLYMOUTH-JEEP OF ROCK HILL, INC. TOWN AND COUNTRY FORD, INCORPORATED
                      TRANSCAR LEASING, INC.
                      VILLAGE IMPORTED CARS, INC.
                      WINDWARD, INC.

                      By: /s/ B. Scott Smith
                          ------------------------------------------------------
                      Name: B. Scott Smith
                      Title: Vice President

                      Attest: /s/ Stephen K. Coss
                              --------------------------------------------------
                      Name: Stephen K. Coss
                      Title: Secretary

                      FAA LAS VEGAS H, INC.
                      FIRSTAMERICA AUTOMOTIVE, INC.
                      FREEDOM FORD, INC.
                      SONIC AUTOMOTIVE - BONDESEN, INC.
                      SONIC AUTOMOTIVE - CLEARWATER, INC.
                      SONIC AUTOMOTIVE COLLISION CENTER OF CLEARWATER, INC. SONIC AUTOMOTIVE OF NEVADA, INC.
                      SONIC AUTOMOTIVE OF TENNESSEE, INC.
                      SONIC AUTOMOTIVE - 1307 N. DIXIE HWY., NSB, INC. SONIC AUTOMOTIVE - 1720 MASON AVE., DB, INC.
                      SONIC AUTOMOTIVE - 1919 N. DIXIE HWY., NSB, INC. SONIC AUTOMOTIVE - 21699 U.S. HWY 19 N., INC.
                      SONIC AUTOMOTIVE - 241 RIDGEWOOD AVE., HH, INC.
                      SONIC AUTOMOTIVE - 3741 S. NOVA RD., PO, INC.
                      SONIC AUTOMOTIVE - 6008 N. DALE MABRY, FL, INC.
                      SONIC - FM , INC.
                      SONIC - FM NISSAN, INC.
                      SONIC - FM VW, INC.
                      SONIC - FREELAND, INC.


                      [Signatures continued on next page]

                         SONIC - LLOYD NISSAN, INC.
                         SONIC - LLOYD PONTIAC-CADILLAC, INC.
                         SONIC - SHOTTENKIRK, INC.

                         By: /s/ B. Scott Smith
                             ----------------------------------------
                         Name: B. Scott Smith
                         Title: President

                         Attest: /s/ Stephen K. Coss
                                 ------------------------------------
                         Name: Stephen K. Coss
                         Title: Secretary

                         SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
                         SONIC AUTOMOTIVE OF NASHVILLE, LLC
                         SONIC AUTOMOTIVE - 2490 SOUTH LEE HIGHWAY, LLC
                         SONIC AUTOMOTIVE - 5260 PEACHTREE INDUSTRIAL BLVD., LLC SONIC AUTOMOTIVE - 5585 PEACHTREE INDUSTRIAL BLVD., LLC SONIC AUTOMOTIVE - 6025 INTERNATIONAL DRIVE, LLC
                         SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC
                         SONIC - SUPERIOR OLDSMOBILE, LLC
                         TOWN AND COUNTRY CHRYSLER-PLYMOUTH-JEEP, LLC
                         TOWN AND COUNTRY DODGE OF CHATTANOOGA, LLC
                         TOWN AND COUNTRY FORD OF CLEVELAND, LLC
                         TOWN AND COUNTRY JAGUAR, LLC

                         By: /s/ B. Scott Smith
                             ---------------------------------------------------
                         Name: B. Scott Smith
                         Title: Vice President and Governor

                         Attest: /s/ Stephen K. Coss
                                 -----------------------------------------------
                         Name: Stephen K. Coss
                         Title: Secretary

                         SONIC AUTOMOTIVE - 1720 MASON AVE., DB, LLC
                         SONIC - FM AUTOMOTIVE, LLC

                         By: /s/ B. Scott Smith
                             ---------------------------------------------------
                         Name: B. Scott Smith
                         Title: President and Manager

                         [Signatures continued on next page]

                       Attest: /s/ Stephen K. Coss
                               -------------------------------------------------
                       Name: Stephen K. Coss
                       Title: Secretary

                       SONIC AUTOMOTIVE - 9103 E. INDEPENDENCE , NC. LLC SONIC CHRYSLER-PLYMOUTH-JEEP, LLC
                       SONIC DODGE, LLC
                       SONIC - WILLIAMS MOTORS, LLC

                       By: /s/ B. Scott Smith
                           -----------------------------------------------------
                       Name: B. Scott Smith
                       Title: Vice President and Manager

                       Attest: /s/ Stephen K. Coss
                               -------------------------------------------------
                       Name: Stephen K. Coss
                       Title: Secretary

                       SONIC - INTEGRITY DODGE LV, LLC
                       SONIC - VOLVO LV, LLC

                       By: /s/ Theodore M. Wright
                           -----------------------------------------------------
                       Name: Theodore M. Wright
                       Title: Vice President and Manager

                       Attest: /s/ Stephen K. Coss
                               -------------------------------------------------
                       Name: Stephen K. Coss
                       Title: Secretary

                       SONIC - GLOBAL IMPORTS, L.P.
                       SONIC PEACHTREE INDUSTRIAL BLVD., L.P.

                       Sonic Automotive of Georgia, Inc.,their general partner

                       By: /s/ B. Scott Smith
                           -----------------------------------------------------
                       Name: B. Scott Smith
                       Title: Vice President

                       Attest: /s/ Stephen K. Coss
                               -------------------------------------------------
                       Name: Stephen K. Coss
                       Title: Secretary

                           [Signatures continued on next page]

                       SONIC AUTOMOTIVE OF TEXAS, L.P.
                       SONIC AUTOMOTIVE - 3401 N. MAIN, TX, L.P.
                       SONIC AUTOMOTIVE - 4701 I-10 EAST, TX, L.P.
                       SONIC AUTOMOTIVE - 5221 I-10 EAST, TX, L.P.
                       SONIC - CAMP FORD, L.P.
                       SONIC - LUTE RILEY, L.P.
                       SONIC - READING, L.P.
                       SONIC - SAM WHITE NISSAN, L.P.
                       SONIC - SAM WHITE OLDSMOBILE, L.P.

                       Sonic of Texas, Inc., their general partner

                       By: /s/ B. Scott Smith
                           -----------------------------------------------------
                       Name: B. Scott Smith
                       Title: Vice President

                       Attest: /s/ Stephen K. Coss
                               -------------------------------------------------
                       Name: Stephen K. Coss
                       Title: Secretary

                       [Signatures continued on next page]

                                    TRUSTEE:

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                            as Trustee.

                                    By: /s/ Lori-Anne Rosenberg
                                           ---------------------
                                            Authorized Signatory